                                                                    EXHIBIT 10.1

                                                         DRAFT December 19, 1996
                                                         -----------------------


                         WESLEY JESSEN VISIONCARE, INC.

                           1997 STOCK INCENTIVE PLAN
                           -------------------------


                                   ARTICLE 1

                           IDENTIFICATION OF THE PLAN


          1.1  Title.  The plan described herein shall be known as the Wesley
               -----
Jessen VisionCare, Inc. 1997 Stock Incentive Plan (the "Plan").
                                                        ----

          1.2  Purpose.  The purpose of this Plan is (i) to compensate certain
               -------
officers and employees of Wesley Jessen VisionCare, Inc. (the "Company") and its
                                                               -------
Subsidiaries for services rendered by such persons after the date of adoption of this Plan to the Company or any Subsidiary; (ii) to provide certain officers and employees of the Company and its Subsidiaries with significant additional incentive to promote the financial success of the Company; and (iii) to provide an incentive which may be used to induce able persons to enter into or remain in the employment of the Company or any Subsidiary.

          1.3  Effective Date. The Plan shall become effective upon its approval
               --------------
by the Board of Directors and the stockholders of the Company (the "Effective
                                                                    ---------
Date").
----
          1.4 Defined Terms. Certain capitalized terms used herein have the
              -------------
meanings as set forth in Section 10.1 of the Plan.


                                   ARTICLE 2

                           ADMINISTRATION OF THE PLAN

          2.1  Initial Administration.  This Plan shall initially be
               ----------------------
administered by the Board of Directors. The Board of Directors shall delegate the administration of the Plan to a Compensation Committee (the "Committee") in
                                                                 ---------
the event that such a committee is established by the Board of Directors and is comprised of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 2.3. The Board shall exercise full power and authority regarding the administration of the Plan until such administration is delegated to the Committee. Unless the context otherwise requires, references herein to the Committee shall be deemed to refer to the Board of Directors until the administration of the Plan has been delegated to the Committee.

          2.2  Committee's Powers.  The Committee shall have full power and
               ------------------
authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority (i) to interpret the terms of this Plan, the terms of the Awards and the rules and procedures established by the Committee and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any Award or any rule or procedure established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.

          2.3   Committee Membership.  The Committee shall be composed of two or
                --------------------
more members of the Board, each of whom is an "outside director" as defined in
Section 162(m) of the Code and a "Non-Employee Director," as defined in Securities and Exchange Commission Rule 16b-3, as amended ("Rule 16b-3"), or any
                                                            ----------
successor rules or government pronouncements. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.

          2.4  Committee Procedures.  The Committee shall hold its meetings at
               --------------------
such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee expressly decides to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members in attendance at a meeting at which a quorum of Committee members are present shall be deemed an act of the Committee.

          2.5  Indemnification.  No member of the Committee shall be liable, in
               ---------------
the absence of bad faith, for any act or omission with respect to his or her service on the Committee under this Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Certificate of Incorporation and By-Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.


                                   ARTICLE 3

                       PERSONS ELIGIBLE TO RECEIVE AWARDS

          A person shall be eligible to be granted an Award only if on the proposed Granting Date for such Award such person is a full-time, salaried employee of the Company or any Subsidiary, excluding non-management directors of the Company, or has rendered or is expected to render advisory or consulting services to the Company or any Subsidiary within a twelve-month period of the Granting Date. A person eligible to be granted an Award is herein called a "Grantee."
                          --------


                                   ARTICLE 4

                                GRANT OF AWARDS

         4.1  Power to Grant Awards.
              ---------------------

          (a) The Committee is authorized under the Plan to enter into any type of arrangement with any Grantee that is consistent with the provisions of the Plan and that by its terms involves the issuance or potential issuance of (i) shares of Common Stock, par value $.01 per share, of the Company ("Common
                                                                   ------
Stock") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                        --------
Act"), as such Rule may be amended from time to time) with an exercise or
---
conversion right at a price related to Common Stock or with a value derived from the value of the shares of Common Stock. The entering into of any such arrangement is referred to herein as the grant of an "Award."
                                                      -----

          (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, restricted stock unit, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one or more such security or benefit.

          4.2  Granting Date.  An Award shall be deemed to have been granted
               -------------
under this Plan on the date (the "Granting Date") which the Committee designates
                                  -------------
as the Granting Date at the time it approves such Award, provided that the Committee may not designate a Granting Date with respect to any Award which is earlier than the date on which the granting of such Award is approved by the Committee.

          4.3  Award Terms Which The Committee May Determine.  The Committee
               ---------------------------------------------
shall have the power to determine the Grantee to whom Awards are granted, the number of Shares subject to each Award, the number of Awards granted to each Grantee and the time at which each Award is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Award, all terms and conditions governing the rights and obligations of the holder with respect to such Award. With respect to any Award granted under this Plan that is an option to purchase Common Stock of the Company (an "Option"), the Committee shall have the power to
                                 ------
determine:  (a) the purchase
price per Share or the method by which the purchase price per Share will be determined; (b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised; (d) any conditions precedent to be satisfied before the Option may be exercised, such as vesting period; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; (f) the extent to which the Option may be transferable; and (g) whether the Option will constitute an Incentive Stock Option.

          4.4  Award Agreement.  No person shall have any rights under any Award
               ---------------
unless and until the Company and the person to whom such Award is granted have executed and delivered an agreement expressly granting the Award to such person and containing provisions setting forth the terms of the Award (an "Award
                                                                    -----
Agreement").  Unless otherwise provided by the Committee, the form of Stock
---------
Option Agreement attached to this Plan as Exhibit A shall be used by the
                                          ---------
Committee in granting nonqualified Options under the Plan.

          4.5  Limitation on Shares Issuable to any Grantee.  The aggregate
               --------------------------------------------
number of Shares that may relate to Awards granted to a Grantee during any calendar year (including those already exercised by the Grantee) shall not exceed 100,000 shares, as adjusted pursuant to Article 8 of this Plan.

                                   ARTICLE 5

                                  AWARD TERMS

          5.1  Plan Provisions Control Terms.  The terms of this Plan shall
               -----------------------------
govern all Awards. In the event any provision of any Award Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Award, the term in this Plan as constituted on the Granting Date of the Award shall control. Except as provided in Article 8, the terms of any Award may not be changed after the Granting Date of such Award without the express approval of the Company and the Award Holder.

          5.2  Term Limitation.  No Incentive Stock Option may be granted under
               ---------------
this Plan which is exercisable more than ten years after its Granting Date. This Section 5.2 shall not be deemed to limit the term which the Committee may specify for any Awards (including Options) granted under the Plan which are not intended to be Incentive Stock Options.

          5.3  Transfer of Awards.  An Award granted pursuant to this Plan may
               ------------------
be transferable as provided in the Award Agreement. It shall be a condition precedent to any transfer of any Award that the transferee executes and delivers an agreement acknowledging such Award has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the

Award Agreement. The "Holder" of any Award shall mean (i) the initial grantee of
                      ------
such Award or (ii) any permitted transferee.

          5.4  $100,000 Per Year Limit on Incentive Stock Options. No Grantee
               --------------------------------------------------
may be granted Incentive Stock Options if the value of the Shares subject to those options which first become exercisable in any given calendar year (and the value of the Shares subject to any other Incentive Stock Options issued to the Grantee under the Plan or any other plan of the Company or its Subsidiaries which first become exercisable in such year) exceeds $100,000. For this purpose, the value of Shares shall be determined on the Granting Date. Any Incentive Stock Options issued in excess of the $100,000 limit shall be treated as Options that are not Incentive Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

          5.5  No Right to Employment Conferred.  Nothing in this Plan or (in
               --------------------------------
the absence of an express provision to the contrary) in any Award Agreement (i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such person's employment with the Company or any Subsidiary at any time, for any reason, with or without cause.


                                   ARTICLE 6

                             REGULATORY COMPLIANCE

          6.1  Taxes.  The Company or any Subsidiary shall be entitled, if the
               -----
Committee deems it necessary or desirable, to withhold from an Award Holder's salary or other compensation (or to secure payment from the Award Holder in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Holder's Award or the Committee may (but need not) permit payment of such withholding by the Company's retention of Shares which would otherwise be transferred to the Award Holder upon exercise of the Option. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Per Share Market Value as of the date of exercise by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which when multiplied by the Per Share Market Value as of the date of exercise would result in a product greater than the withholding amount. No fractional Shares shall be retained by the Company in satisfaction of withholding. Notwithstanding Article 7, unless the Board shall otherwise determine, for each Share retained by the Company in satisfaction of all or any part of the withholding amount, the aggregate number of Shares subject to this Plan shall be increased by one Share. The Company may defer delivery under a

Holder's Award until indemnified to its satisfaction with respect to such withholding or other taxes.

          6.2  Securities Law Compliance.  Each Award shall be subject to the
               -------------------------
condition that such Award may not be exercised if and to the extent the Committee determines that the sale of securities upon exercise of the Award may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the granting of any Award to have any obligation to register the Shares subject to such Option under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Award shall not be exercisable if the Committee or the Board determines there is non-public information material to the decision of the Holder to exercise such Award which the Company cannot for any reason communicate to such Holder.


                                   ARTICLE 7

                           SHARES SUBJECT TO THE PLAN

          Except as provided in Section 6.1 and Article 8, an aggregate of ________ Shares of Common Stock shall be subject to this Plan. Except as provided in Section 6.1 and Article 8, the Awards shall be limited so that the sum of the following shall not as of any given time exceed 600,000 Shares: (i) all Shares subject to Awards outstanding under this Plan at the given time and
(ii) all Shares which shall have been issued by the Company by reason of the exercise at or prior to the given time of any of the Options. The Common Stock issued under the Plan may be either authorized and unissued shares, shares reacquired and held in the treasury of the Company, or both, all as from time to time determined by the Board. In the event any Award shall expire or be terminated before it is fully exercised, then all Shares formerly subject to such Award as to which such Award was not exercised shall be available for any Award subsequently granted in accordance with the provisions of this Plan. No fractional Shares will be eligible to be issued under the Plan.

     In the event of a change in the Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.


                                   ARTICLE 8

                     ADJUSTMENTS TO REFLECT ORGANIC CHANGES

          The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Awards, the price for which Shares may be purchased upon the exercise of outstanding Awards, and the number and kind of Shares available for Awards subsequently granted under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Awards, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Awards, the price for which Shares may be purchased upon the exercise of outstanding Awards, and the number and kind of Shares available for Awards subsequently granted under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Awards, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Award.


                                   ARTICLE 9

                     AMENDMENT AND TERMINATION OF THE PLAN

          9.1  Amendment.  Except as provided in the following two sentences,
               ---------
the Board shall have complete power and authority to amend this Plan at any time and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. So long as the Common Stock is eligible for trading on the Nasdaq National Market, the Board shall obtain stockholder approval for those amendments of the Plan required to be so approved pursuant to the By-laws of the National Association of Securities Dealers. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Holder of any Award prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Holder under such Award.

          9.2  Termination.  The Board shall have the right and the power to
               -----------
terminate this Plan at any time, provided that no

Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Award shall be granted under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Award outstanding at the time of the termination of this Plan may be exercised after termination of this Plan at any time prior to the Expiration Date of such Award to the same extent such Award would have been exercisable had this Plan not terminated.


                                   ARTICLE 10

                  DEFINITIONS AND OTHER PROVISIONS OF THE PLAN

          10.1  Definitions.  Each term defined in this Section 10.1 has the
                -----------
meaning indicated in this Section 10.1 whenever such term is used in this Plan:

          "Award" has the meaning such term is given in Section 4.1 of this
           -----
Plan.

          "Award Agreement" has the meaning such term is given in Section 4.4
           ---------------
of this Plan.

          "Board of Directors" and "Board" both mean the Board of Directors of
           ------------------       -----
the Company as constituted at the time the term is applied.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----


          "Committee" has the meaning such term is given in Section 2.1 of
           ---------
this Plan.

          "Common Stock" means the issued or issuable Common Stock, par value
           ------------
$.01 per share, of the Company.

          "Company" as applied as of any given time shall mean Wesley Jessen
           -------
VisionCare, Inc., a Delaware corporation, except that if prior to the given time any corporation or other entity has acquired all or a substantial part of the assets of the Company (as herein defined) and has agreed to assume the obligations of the Company under this Plan, or is the survivor in a merger or consolidation to which the Company was a party, such corporation or other entity shall be deemed to be the Company at the given time.

          "Expiration Date" as applied to any Award means the date specified in
           ---------------
the Award Agreement between the Company and the Holder as the expiration date of such Award. If no expiration date is specified in the Award Agreement relating to any Award, then the Expiration Date of such Award shall be the day prior to the tenth anniversary of the Granting Date of such Award. Notwithstanding the preceding sentences, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Option), and if no expiration date is specified in the Award Agreement relating to such Option, then the Expiration Date of such Option shall be the day prior to the fifth anniversary of the Granting Date of such Option.

          "Grantee" has the meaning such term is given in Article 3 of this
           -------
Plan.

          "Granting Date" has the meaning such term is given in Section 4.2 of
           -------------
this Plan.

          "Holder" has the meaning such term is given in Section 5.3 of this
           ------
Plan.

          "Incentive Stock Option" means an incentive stock option, as defined
           ----------------------
in Code Section 422, which is granted pursuant to this Plan.

          "Option" has the meaning such term is given in Section 4.3 of this
           ------
Plan.

          "Plan" has the meaning such term is given in Section 1.1 of this Plan.
           ----

          "Securities Act" at any given time shall consist of: (i) the
           --------------
Securities Act of 1933 as constituted at the given time; (ii) any other law or laws promulgated prior to the given time by the United States Government which are in effect at the given time and which regulate or govern any matters at any time regulated or governed by the Securities Act of 1933; (iii) all regulations, rules, registration forms and other governmental pronouncements issued under the laws specified in clauses (i) and (ii) of this sentence which are in effect at the given time; and (iv) all inter pretations by any governmental agency or authority of the things specified in clause (i), (ii) or (iii) of this sentence which are in effect at the given time. Whenever any provision of this Plan requires that any action be taken in compliance with any provision of the Securities Act, such provision shall be deemed to require compliance with the Securities Act as constituted at the time such action takes place.

          "Share" means a share of Common Stock.
           -----

          "Subsidiary" means any corporation in which the Company owns, directly
           ----------
or indirectly, 50% or more of the total combined voting power of all classes of securities of such corporation.

          10.2  Headings.  Section headings used in this Plan are for
                --------
convenience only, do not constitute a part of this Plan and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan. All provisions in this Plan shall be construed as if no headings had been used in this Plan.

          10.3  Severability.
                ------------

          (a) General.  Whenever possible, each provision in this Plan and in
              -------
every Award at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Award at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every Award at any time granted under this Plan shall remain in full force and effect.

          (b) Incentive Stock Options.  Whenever possible, each provision in
              -----------------------
this Plan and in every Award at any time granted under this Plan which is evidenced by an Award Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Code Section 422 (an "intended
                                                                    --------
ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Award Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

          10.4  No Strict Construction.  No rule of strict construction shall be
                ----------------------
applied against the Company, the Committee or any other person in the interpretation of any of the terms of this Plan, any Award or any rule or procedure established by the Committee.

          10.5  Choice of Law.  This Plan and all documents contemplated hereby,
                -------------
and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Delaware.

          10.6  Tax Consequences.  Tax consequences from the purchase and sale
                ----------------
of Shares may differ among grantees under the Plan. Each grantee of an Award should discuss specific tax questions regarding participation in the Plan with his or her own tax advisor.